Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Roberts, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Adaptin Bio, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 12, 2026	By:	/s/ Michael Roberts
Michael Roberts
President and Chief Executive Officer
(Principal Executive Officer)